INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2020
INCOME TAXES
Schedule of deferred tax assets and liabilities
	2020	2019

Deferred Income Tax Assets	13,692,000	13,327,000
Valuation Allowance	(13,692,000)	(13,327,000)
Net Deferred Tax Asset	-	-

Reconciliation of the effective income tax rate to the federal statutory rate:

Federal Income Tax Rate	21%	21%
Change in valuation allowance including the effect of the rate change	-21%	-21%
Effective income tax rate	0%	0%